Exhibit 10.1

AMENDMENT AGREEMENT

This Amendment Agreement, (this “Agreement”), is entered into on June 14, 2020, to be effective as of June 6, 2020 (the “Effective Date”), by and among (a) the Debtors, (b) Catarina Midstream, (c) Carnero G&P, (d) Seco Pipeline, (e) SNMP, (f) SP Holdings, LLC, (g) Targa and (h) Sanchez Midstream Partners GP, LLC, (each of (a) through (g) as defined in that certain Settlement Agreement by and among the parties hereto and dated as of June 6, 2020 (the “Settlement Agreement”).  Each of the Debtors, Catarina Midstream, Carnero G&P, Seco Pipeline, SNMP, and Targa may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Settlement Agreement.

Recitals

A.The Parties entered into the Settlement Agreement as of June 6, 2020.
B.The Parties desire to amend the Settlement Agreement as set forth in this Agreement.

Agreement

For and in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.Amendment of Settlement Agreement.  The Settlement Agreement is hereby amended as follows:
(a)All references to the “Agreement” in the Settlement Agreement shall be deemed to include the terms and conditions of this Agreement, as applicable.
(b)Section 2.2.1(d) is deleted in its entirety and replaced with the following:

“(d)Further, from and after the Approval Date, the Debtors will not remove any executory contracts or unexpired leases from the Schedule of Assumed Executory Contracts and Unexpired Leases (as defined in the Plan), including any of the Assumption Agreements, the removal of which would reasonably be expected to adversely affect the Debtors’ ability to perform any material obligation under either this Agreement or the agreements to be executed by the Parties pursuant to section 2.5.”

(c)Section 2.3 shall be amended as follows:
(i)	The words—“under the current sole existing minimum volume commitment contract for residue gas should it continue to be in effect”—in the first sentence of section 2.3 are hereby be deleted and replaced with the following: “under the EFM Agreements (which contain the sole minimum volume commitments for residue gas from the Raptor Plant and the Brasada Plant) to the extent continuing in effect”.
(ii)	The following sentence is added to the end of Section 2.3:

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“Notwithstanding anything in this section to the contrary, nothing in this Section 2.3 shall require Debtors to violate any provision of the Confirmation Order.”

(d)Section 2.5.2 is deleted in its entirety and replaced with the following:

“2.5.2. Assumption of Agreements.  The Parties agree that, effective as of the Approval Date, each of the Carnero Agreements and the Catarina Gathering Agreement will be deemed assumed or otherwise ratified for all purposes under the Plan (but not amended by the applicable Amendment Agreements) and that, effective as of the Closing Date, each of the Carnero Agreements and the Catarina Gathering Agreement will be deemed assumed or otherwise ratified for all purposes under the Plan, in each case as amended by the applicable Amendment Agreements; provided, however, the terms of the Carnero Agreements and the Catarina Gathering Agreement, as amended by the applicable Amendment Agreements, will automatically be effective as of the Closing without regard for the timing of compliance with section 2.5.1.  For the avoidance of doubt, the Parties agree that no payments will be due from any of the Debtors, including in respect of any Cure Claims (as defined in the Plan) that may be asserted by any Party, in connection with assumption or ratification of the Carnero Agreements and the Catarina Gathering Agreement pursuant to this section 2.5.2 or otherwise; provided, however, that the Parties agree that all performance and payment obligations, including with respect to minimum volume commitments, that exist under the Carnero Agreements and other agreements being assumed by the Debtors in accordance with this Agreement shall continue in full force and effect subject only to the specific modifications under this Agreement and the Amendment Agreements.”

(e)The following is added as a new Section 4.4.3:

“4.4.3 The Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) approving the Debtors’ assumption of the Assumption Agreements (the “Assumption Order(s)”) and, in the case of Assumption Agreements that are not assumed pursuant to an Assumption Order (if any), such Assumption Agreements shall have been deemed assumed pursuant to the Plan; provided that with respect to any Assumption Agreements that the Bankruptcy Court determines are not subject to assumption under Section 365 of the United States Bankruptcy Code (if any), entry of one or more orders by the Bankruptcy Court (none of which shall be subject to a stay imposed by a court of competent jurisdiction) finding that, in each case, such Assumption Agreements continue to be binding upon the Debtor parties thereto (and to the extent necessary for such finding that the Assumption Agreements have been properly ratified by the Debtors for all purposes under the Plan), and in all cases, assumption or ratification pursuant to this paragraph must be in accordance with the Plan.”

(f)The following is added as a new Section 4.5.3:

“4.5.3The conditions set forth in Section 4.4.3 shall have been satisfied as required therein.”

2.Effectiveness. This Agreement and all amendments contemplated in this Agreement will become effective for all purposes as of the Effective Date.

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3.Effect on Settlement Agreement.  Except as expressly amended herein, the Settlement Agreement remains unchanged.  The Parties acknowledge and agree that this Agreement shall in no manner impair or affect the validity or enforceability of the Settlement Agreement.  All references to the Settlement Agreement shall mean such agreement as amended by this Agreement.
4.Incorporation of Terms.  Sections 6.1, 6.2 and 6.5 through 6.13 of the Settlement Agreement are incorporated herein and made a part hereof, mutatis mutandis.

[Signature pages follow]

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SANCHEZ ENERGY CORPORATION

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN PALMETTO, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SM MARQUIS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN COTULLA ASSETS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN OPERATING, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN TMS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN CATARINA, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

ROCKIN L RANCH COMPANY, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN PAYABLES, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN EF MAVERICK, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN UR HOLDINGS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SP HOLDINGS, LLC

By:	SP Capital Holdings, LLC,
its manager

By:	/s/ Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	Manager

SANCHEZ MIDSTREAM PARTNERS GP LLC

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

SANCHEZ MIDSTREAM PARTNERS LP

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

CATARINA MIDSTREAM, LLC

By:	Sanchez Midstream Partners LP,
its sole member

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

SECO PIPELINE, LLC

By:	Sanchez Midstream Partners LP,
its sole member

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

CARNERO G&P LLC

By:	/s/ Patrick J. McDonie
Name:	Patrick J. McDonie
Title:	President

TPL SOUTHTEX PROCESSING COMPANY LP

By:	TPL SouthTex Pipeline Company LLC,
its general partner

By:	/s/ Patrick J. McDonie
Name:	Patrick J. McDonie
Title:	President – Gathering and Processing